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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 1996

                             ECC INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                         incorporation or organization)

         1-8988                                        23-1714658
(Commission File Number)                    (I.R.S. Employer Identification No.)

         175 STRAFFORD AVENUE
               SUITE 116
          WAYNE, PENNSYLVANIA                                         19087-3377
(Address of principal executive offices)                              (Zip Code)

                                 (610) 687-2600
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

                  On August 6, 1996 the Board of Directors of ECC International Corp. (formerly Educational Computer Corporation) (the "Company") approved an amendment (the "Rights Amendment") to the Rights Agreement dated as of July 28, 1986, and as amended on February 21, 1989, between the Company and Mellon Bank
(East), N.A., as Rights Agent (as amended, the "Rights Agreement"). The Rights Amendment amended Section 7(a) of the Rights Agreement to provide that the Final Expiration Date (as defined in the Rights Agreement) shall be September 17, 1996. The original Final Expiration Date was August 7, 1996. The Rights Agreement, as amended, was ratified and confirmed in all other respects by the Board of Directors of the Company.

                  The Rights Agreement sets forth a description and the terms of the Preferred Stock Purchase Rights (the "Rights") which were distributed to holders of record of Common Stock, par value $.10 per share, of the Company on August 8, 1986. The Rights were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, on a Registration Statement on Form 8-A dated July 28, 1986 and filed by the Company with the Securities and Exchange Commission (the "Form 8-A"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.10 per share, at a price of $36 per one one-hundredth of a share, subject to adjustment.

                  The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights is attached as Exhibit 1 to the Form 8-A and the amendment to the Rights Agreement dated as of February 21, 1989 is attached as Exhibit 2 to the Company's Current Report on Form 8-K, filed with the Commission on March 14, 1989 (the "Form 8-K"). Such exhibits to the Form 8-A and Form 8-K are incorporated herein by this reference. The Rights Amendment is attached hereto as Exhibit 10.3. The foregoing description of the Rights Amendment and the Rights Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ECC INTERNATIONAL CORP.

Date:             August 12, 1996            By:/s/ George W. Murphy
                                                --------------------
                                                George W. Murphy
                                                President and Chief
                                                Executive Officer

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                                  EXHIBIT INDEX

   Exhibit Number                               Description
   --------------                               -----------

         10.1            Rights Agreement dated as of July 28, 1986 between
                         Educational Computer Corporation and Mellon Bank (East), N.A.(1)

         10.2            Amendment to Rights Agreement dated as of February 21, 1989 between ECC International Corp. and Mellon Bank (East), N.A.(2)

         10.3            Amendment to Rights Agreement dated as of August 7, 1996
                         between ECC International Corp. and Mellon Bank (East), N.A.

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(1) Incorporated by reference to the Registrant's Registration Statement on Form
8-A, dated July 28, 1986 and filed by the Registrant with the Commission (Commission File No. 1-8988).

(2) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended June 30, 1994 (Commission File No. 1-8988).

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